Financial expenses	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Financial expenses	Financial expenses
The following table sets forth the components of our financial expenses for the years ended December 31, 2025, 2024, and 2023:

	For the year ended December 31,
In thousands of U.S. dollars	2025	2024	2023
Interest expense on debt, net of capitalized interest (1)	$67,205	$91,696	$158,286
Amortization of deferred financing fees	6,986	9,236	7,292
Loss on extinguishment of debt and write-off of deferred financing fees (2)	5,899	8,525	16,525
Accretion of premiums and discounts on debt (3)	41	82	1,128
Total financial expenses	$80,131	$109,539	$183,231
 (1) The decrease in interest expense, net of capitalized interest during the year ended December 31, 2025 is attributable to a reduction in our average debt as a result of our continued focus on deleveraging. Our average indebtedness decreased to $0.9 billion during the year ended December 31, 2025, as compared to $1.2 billion during the year ended December 31, 2024.
The decrease in interest expense, net of capitalized interest during the year ended December 31, 2024 is attributable to a reduction in our average debt as a result of our focus on deleveraging given the cash flows generated from the strong market conditions that began in 2022. Our average indebtedness decreased to $1.2 billion during the year ended December 31, 2024, as compared to $1.9 billion during the year ended December 31, 2023.
There was no capitalized interest during the years ended December 31, 2025 and 2024, and a nominal amount of capitalized interest during the year ended December 31, 2023.
(2) The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2025 includes (i) $4.5 million of write-offs of deferred financing fees related to the unscheduled debt and lease repayments during the year, (ii) $1.3 million in costs related to the extinguishment of debt during the year, and (iii) $0.1 million relating to write-offs of the discounts related to the unscheduled debt and lease repayments during the year.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2024 includes (i) $6.2 million of write-offs of deferred financing fees related to the unscheduled debt and lease repayments during the year and (ii) $2.3 million in costs related to the extinguishment of debt during the year.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2023 include (i) $10.2 million in costs related to the extinguishment of debt, (ii) $4.3 million of write-offs of deferred financing fees related to the unscheduled debt and lease repayments during the year, (iii) $2.7 million relating to write-offs of the discounts related to the unscheduled debt and lease repayments during the year, (iv) $0.8 million of accelerated effective interest on right of use liabilities related to unscheduled lease payments during the year, offset by (v) a gain of $1.5 million related to the adjustment of the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options.
(3) The accretion of premiums and discounts primarily represents the accretion or amortization of the fair value adjustments relating to the indebtedness assumed as part of the 2017 acquisition of Navig8 Product Tankers Inc.